Exhibit 99.1

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

[LOGO]

[GRAPHIC]

Cano Presentation – Analysts, Fund Managers
New York City, NY December 13-14, 2005

Producing oil & gas in the USA for the USA

[LOGO]	Producing oil & gas in the USA for the USA

INFORMATION REGARDING FORWARD-LOOKING
STATEMENTS

Safe-Harbor Statement — Except for the historical information contained herein, the matters set forth in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The company intends that all such statements be subject to the “safe-harbor” provisions of those Acts. Many important risks, factors and conditions may cause the company’s actual results to differ materially from those discussed in any such forward-looking statement. These risks include, but are not limited to, estimates or forecasts of reserves, estimates or forecasts of production, future commodity prices, exchange rates, interest rates, geological and political risks, drilling risks, product demand, transportation restrictions, the ability of Cano Petroleum, Inc. to obtain additional capital, and other risks and uncertainties described in the company’s filings with the Securities and Exchange Commission. The historical results achieved by the company are not necessarily indicative of its future prospects. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Cautionary Notes to Investors – The Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions.  Cano uses “non-proved reserves” in this presentation, which the SEC’s guidelines strictly prohibit it from including in filings with the SEC.  Investors are urged to also consider closely the disclosure in Cano’s Form 10-KSB for the fiscal year ended June 30, 2005, available from Cano by calling
800-769-7205.  This form also can be obtained from the SEC at www.sec.gov.

WWW.CANOPETRO.COM	•	Amex: CFW

2

Potential Equity Valuation

Current stock price	$6.00/share
Shares outstanding	26.9 million
Market capitalization	$161 million

Proved reserves (boe)	40 million
PV10 proved reserves at $56.54 (less debt)	$302 million
PV10 proved reserves at $56.54 (less debt)	$11.24/share

Probable reserves (boe)	105 million
PV10 all reserves at $56.54	$1.64 billion
Potential equity value	$60.97/share

* 50% H/C = $30.49/share

3

World Oil Supply/Demand

[CHART]

International Energy Agency – March 2002

4

Business Model

Cano Petroleum utilizes secondary waterflood and enhanced oil recovery (EOR) techniques to produce additional oil from mature, onshore domestic oil fields

5

Primary Recovery Exploration 10-15% OOIP

[CHART]	Secondary Recovery Waterflood 15-25% OOIP

Tertiary Recovery EOR 15-25% OOIP

6

Stock Snapshot

Amex listed	CFW
# Shareholders	~8,000
Recent price	$6.00
High-low range	$3.50 - $6.20
Average volume (10-day)	173,040
Average volume (3-mos)	144,798
Market Cap	$161 million
Debt	$45MM
Shares outstanding	26.9 million
Float Shares	14.3 million

As of December 6, 2005

7

Share Distribution

[CHART]

8

Stock Chart

[CHART]

9

PV10 Value

Value of future cash flow from production, net of operating expenses and capital expenditures required to produce the reserves, discounted at 10% per annum

For presentation purposes PV10 is calculated at SEC June 30, 2005 price of $56.54 boe

10

Production & Reserves*

[GRAPHIC]

Total Production: ~1,200 boepd

Total Reserves	Total Acreage: 19,920

	Mboe	BT PV10
Proved	40,020	$347,358,000
Probable/Possible	105,000	$1,292,772,000

*as of November 30, 2005

11

Business Strategy

•                  Acquire low-cost assets suitable for EOR and with a high ratio of probable/possible to proved reserves

•                  Convert probables/possibles to proved by waterflooding and applying EOR technologies

12

Life After Primary Production

•                  Secondary Waterflood

•                  Enhanced Oil Recovery

•                  CO2 Flooding

•                  Nitrogen Flooding

•                  Alkaline-Surfactant-Polymer Flooding

•                  Surfactant-Polymer Flooding

13

Surfactants & Polymers

Surfactant

Cleans the oil off the rock – like Dawn in a greasy dish pan

Polymer

Spreads the flow through more of the rock

14

Sandstone core after waterflood –
before surfactant-polymer flood

[GRAPHIC]

15

Sandstone cores flooded with surfactants and polymers

Surfactant alone recovers more oil, but bypasses some due to poor mobility control.	[GRAPHIC]
(ie, water with soap alone is too thin to clean all the oil)

[<------------------------------------12”------------------------------------>]

Surfactants with polymer clean oil evenly. Good mobility control with the right surfactant = substantial oil recovery.	[GRAPHIC]
(ie, thick water with soap cleans more oil out of rock)

16

Summary of Alkaline and Surfactant Floods
27 Projects since 1980

Recoveries typically range from 16-25% of OOIP

Chemical costs from $0.80 to $8.00 per incremental barrel of oil

Field	Owner	Technical	Region	Start	API	Oil Vis cp	Recovery Type	Pore Vol Chemicals	Increment al Oil %OOIP	Chemical Cost per bo	Notes
Adena	Babcock & Brown	Surtek	Colorado	2001	43	0.42	Tertiary	In progress		$2.45	Na2CO3 Pilot 5 Spot
Cambridge	Barrett	Surtek	Wyoming	1993	20	25	Secondary	60.4%	28.07%	$2.42	Na2CO3
Cressford	Dome	Surtek	Alberta	1987			Secondary			$2.25	Alkali and Polymer Only
Daquing BS	Sinopec		China	1996	36	3	Tertiary	82.1%	23.00%	$7.88	NaOH - Biosurfactant
Daquing NW	Sinopec	Surtek	China	1995	36	3	Tertiary	65.0%	20.00%	$7.80	NaOH
Daquing PO	Sinopec	Surtek	China	1994	26	11.5	Tertiary	42.0%	22.00%	$5.51	Na2CO3
Daquing XV	Sinopec		China	36	3		Tertiary	48.0%	17.00%	$9.26	NaOH
Daquing XF	Sinopec		China	1995	36	3	Tertiary	55.0%	25.00%	$7.14	NaOH
Daquing Foam	Sinopec		China	1997	NA	NA	Tertiary	54.8%	22.32%	$8.01	ASPFoam Flood following WAG
Daquing Scale Up	Sinopec		China	??	Reported to be Shut In Due to QC Problems with Surfactant
David		Surtek	Alberta	1985	23		Tertiary			$0.80
Driscoll Creek	True	Surtek	Wyoming	1998	Acrylamid converted to acrylate - water cut lowered
Enigma	Citation	Surtek	Wyoming	2001	24	43	Secondary	In progress		$2.49	Na2CO3
Etzikorn	Renaissance/Husky	Surtek	Alberta	Current	In progress - Information not released
Gudong	CNPC	Shenli	China	1992	17.4	41.3	Tertiary	55.0%	26.51%	$3.92
Isenhaur	Enron	Tiorco	Wyoming	1980	43.1	2.8	Secondary	57.7%	11.58%	$0.83	Alkali and Polymer Only
Karmay	CNPC	UT/NIPER	China	1995	30.3	52.6	Tertiary	60.0%	24.00%	$4.35
Lagomar	PDVSA	Surtek	Venezuela	2000	24.8	14.7	Tertiary	45.0%	20.11%	$4.80	Single Well Test
Mellot Ranch	West	Surtek	Wyoming	2000	22	23	Tertiary	In progress		$2.51	NaOH
Minas I	Chevron	Chevron	Indonesia	1999	Micellar Polymer Failed when salinity of slug decreased
Minas II	Texaco	Texaco	Indonesia	Current	Lignin II Surfactant - In progress - Information not released
Sho Vel Tum	LeNorman	DOE	Oklahoma	1998	26.4	41.3	Tertiary	60.0%	16.22%	$6.40	Low Acid Number - Viscous
Bevery Hills	Stocker	Tiorco	California	Surfactant Injectivity Test
Tanner	Citation	Surtek	Wyoming	2000	21	11	Secondary	In progress		$2.82	NaOH
West Kiehl	Barrett	Surtek	Wyoming	1987	24	17	Secondary	26.5%	20.68%	$2.13
West Moorcroft	KSL	Tiorco	Wyoming	1991	22.3	20	Secondary	20.0%	15.00%	$1.46	Alkali and Polymer Only
White Castle	Shell	Shell	Louisiana	1987	29	2.8	Tertiary	26.9%	10.10%	$8.18	No Polymer

17

Nowata
FY 2006	FY 2007	FY 2008	FY 2009

Engineering and Geo. Study SHE Upgrades	Execute SP Pilot	Await Pilot Response	Probables --> Proved, SP Field Development

Mboe Proved: 1,537	4,701
BOEPD: 206	3,956

Davenport
FY 2006	FY 2007	FY 2008	FY 2009

Engineering, Geological SP Lab Studies SHE Upgrades	Execute SP Pilot	Pilot Response Prob -->Proved	Field wide implementation

Mboe Proved: 484	10,527
BOEPD: 39
7,622
Desdemona
FY 2005	FY 2006	FY 2007	FY 2008	FY 2009	FY 2010

Studies SHE Upgrade WF Pilots	WF Pilot Response Prob --> Proved	WF Expansion SP Lab Study	Full WF Resp. SP Pilots Prob --> Proved	SP Expansion

Mboe Proved: 1,986	6,173	24,367
BOEPD: 49	8,262

18

Projected Production Growth

[CHART]

19

Projected Reserve Growth

[CHART]

Assumes no reserve replacement through acquisition

20

Enhanced Oil Recovery – Upgrading of Probable to Proved Reserves

[CHART]

21

Corporate Strategy FY2006-2009

•                  Increase production/cash flow

•                  Convert probable reserves to proved

•                  implement waterflood at Desdemona

•                  launch of Nowata SP project

•                  apply SP at Davenport

•                  horizontal drill at Rich Valley

•                  horizontal drill and apply SP at Putnam

•                  Waterflood pilot at Panhandle

•                  Acquire additional properties that fit business model

22

Asset Development Plan
12 Months

Davenport	$1.4M	47 boepd – PDNP, SP evaluation, and $488K for 7.5% RWI
Rich Valley	$3.7M	140 boepd – drill 7 infill wells, PDNP, Waterflood eval. and SH&E upgrades. Proves infill program.
Nowata	$4.0M	58 boepd – SP chemistry and pilot, PDNP, SH&E. Proves SP reserves.
Desdemona	$3.7M	354 boepd – waterflood pilots, PDNP, gas sales, SWD facility, reservoir characterization. Proves waterflood resv.
Putnam	$0.8M	48 boepd, prove up horizontal well technology, SP chemistry evaluation
Panhandle	$2.0M	Initiate waterflood pilot
Total	$15.6M	Incremental 647 boepd production, proves additional 10.9 MMboe reserves with a PV10 of $247 million.

23

Equity Funding Activities to Date

Date	Shares	Price		Proceeds
May 04	666,667	$3.00		$2,000,000
June-Aug 04	1,800,000	$3.75		$6,750,000
Mar 05	1,350,000	$3.75		$5,062,500
Sept 05	2,603,864	$4.14	*	$10,780,000
Sept 05	2,100,000	$4.14	**	$8,694,000

*current market price

**$0.16 premium to market price

24

Institutional Investors

Wellington Management

Spindrift Partners, LP

Spindrift Investors, LP

Howard Hughes Medical Institute

The Robert Wood Johnson Foundation

Laborer’s District Council and Contractors’ of Ohio Pension Fund

Ohio Carpenters’ Pension Fund

New York Nurses Association Pension Plan

Public Sector Pension Investment Board

Touradji Global Resources Master Fund, Ltd

Renaissance U.S. Growth Investment Trust, PLC

Crestview Capital Master, LLC

BFS U.S. Special Opportunities Trust, PLC

25

Why Panhandle (WO Energy)

•                  Strategic fit

•                  Regional growth opportunities

•                  Low reserves cost

•                  Generates significant free cash flow

•                  Highly accretive

26

Transaction Summary

$m
• Consideration
• Cash	$2,000
• 1,791,320 shares x $4.60/share	8,240
• Debt ($30M senior, $15M sub)	45,000
• Total consideration	$55,240

•   Proved Reserves – 35,000,000 boe

•   Probable/Possible – up to 63,000,000 boe

•   Current Production of ~800 boepd

27

•                  Senior debt $30M

•                  LIBOR + 1.75 – 2.25%

•                  Interest only, 4 years

•                  Subordinated debt $15M

•                  LIBOR + 6.5%

•                  Interest only, 5 years

•                  8.2% first year blended rate

•                  830 boepd hedged against price decrease ($60 in year 1, $55 in years 2 and 3)

•                  No hedge against price increase – upside not “capped”

28

Cost of Reserves

• Total Consideration	$55,240,000
• Allocated to equipment	5,240,000
• Allocated to oil assets	$50,000,000

• Total proved 34,497,000 boe	$1.45/boe

• PDP 5,100,000
• PUD 29,397,000
• Probables/Possibles up to 63,000,000 boe

29

Strategic Overlap

[GRAPHIC]

30

Growth Opportunities

[GRAPHIC]

31

Contribution to Annual Cash Flows

x 1,000	Cano (pre-acq)	Panhandle	Consolidated
Gross Op Rev	$8,030	$16,060	$24,090
Lease Op Expense	3,066	4,088	7,154
Production Taxes	482	964	1,444
Debt Service			3,600
G&A	4,200		4,200
Total Free Cash	$282		$7,692

32

PV10 Value Growth

[CHART]

33

Proved PV10 Value* per Share

[CHART]

*net of debt

34

Potential Equity Valuation

Current stock price	$6.00/share
Shares outstanding	26.9 million
Market capitalization	$161 million

Proved reserves (boe)	40 million
PV10 proved reserves at $56.54 (less debt)	$302 million
PV10 proved reserves at $56.54 (less debt)	$11.24/share

Probable reserves (boe)	105 million
PV10 all reserves at $56.54	$1.64 billion
Potential equity value	$60.97/share

* 50% H/C = $30.49/share

35

[GRAPHIC]

36